The latest report from your
Fund's management team

SEMIANNUAL REPORT

Strategic Income Fund

NOVEMBER 30, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti Mcgill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end November in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -36.06% year to date through November.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 17.16% year to date through November.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER, AND ARTHUR N.
CALAVRITINOS, CFA, JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO
MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Strategic Income Fund. Caption below reads "Fund management team members (l-r):
Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock Strategic Income Fund

Treasuries rebound, high-yield bonds struggle as economy slows

Signs that the U.S. economy was slowing bolstered Treasury securities but severely impeded high-yield bonds during the six-month period ended November 30, 2000. Entering the period, investors remained concerned that the economy was growing too quickly and potentially whipping up inflationary pressures. Bond investors dislike inflation because it eats away at the returns of fixed-income investments. But from mid-summer through the end of November, there was mounting evidence that economic growth had slacked off. With growth eroding and the threat of inflation waning, investors began to push bond yields lower and prices higher. The market increasingly anticipated that the Federal Reserve Board would stop raising interest rates in recognition of receding inflationary pressures, and perhaps even cut them in the near future. Another positive force behind the Treasury market's strong performance was the U.S. Treasury Department's buyback program. As the supply of available Treasury securities was reduced, their prices rose and their yields fell.

The same slowing economic growth that was a boon for Treasury securities was a bust for high-yield bonds. Concern about the outlook for the economy and corporate profits eroded investor confidence in the sector, translating into very weak demand for high-yield securities. That was particularly true among high-yield bonds in the telecommunications sector, which suffered a major retrenchment during the period.

"With growth
eroding and
the threat of
inflation wan
ing, investors
began to
push bond
yields
lower..."

[Table at top left-hand column entitled "Top Five Sectors". The first listing is U.S. Government & Agencies 42%, the second is Telecommunications 16%, the third Foreign Governments 12%, the fourth Media 6% and the fifth Utilities 3%. A note below the table reads "As a percentage of net assets on November 30, 2000."]

For the most part, the foreign government bond markets remained relatively uninteresting from our standpoint. Western Europe and Asia didn't offer a lot of value since their bond yields typically were lower than those offered in the United States. One foreign bright spot was Canada, which benefited from relatively low and stable inflation. There also was some good news out of some Latin American countries, which enjoyed improving credit fundamentals thanks to the rise in oil prices.

"We reduced
 our exposure
 to high-yield
 bonds..."

Fund performance

For the six months ended November 30, 2000, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of -0.46%, -0.81% and -0.81%, respectively, at net asset value. This compared with the -0.57% return of the average multi-sector income fund, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasury securities followed by an up arrow with the phrase "Economy slows, buybacks continue." The second listing is Canadian government bonds followed by an up arrow with the phrase "Attractive yields stimulate investor demand." The third listing is Adelphia Communications followed by a down arrow with the phrase "Concern about ability to raise more cash." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Becoming more defensive

Given the ongoing difficulties suffered by the high-yield market and our view that more problems may be in store over the near term, we continued to expand the defensive posture we started to assume in early 2000. We reduced our exposure to high-yield bonds to 22% of net assets by the end of the period, and gravitated toward more stable, high-quality investments. That explains why our position in cash and other short-term securities rose to 7% by the end of the period, up from 5% at the beginning.

We also increased our Treasury holdings to nearly 40%, up from 36% six months earlier and 30% a year ago. We emphasized a combination of short- and long-term holdings, which was a plus for performance. Short-term securities rallied on expectations that the Fed would lower short-term interest rates, while long-term Treasuries turned in strong performance thanks to the government's buyback program and expectations for lower interest rates.


High-yield winners and losers

The high-yield market's slump was difficult to escape, although some of our holdings held up much better than others. Packaging company Kappa Beheer, for example, surprised Wall Street with much better than expected financial results. Electric provider Northeast Utilities benefited from investors' growing desire for safe-haven types of investments, while natural-gas service company Universal Compression was lifted by the rising price of that fuel. Finally, French billboard company Go Outdoor Systems Holding benefited from reasonably strong advertising and economic growth in that country.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 2000". The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -0.46% total return for John Hancock Strategic Income Fund Class A. The second bar represents the -0.81% total return for John Hancock Strategic Income Fund Class B. The third bar represents the -0.81% total return for John Hancock Strategic Income Fund Class C and the fourth bar represents the -0.57% total return for Average multi- sector income fund. A note below the chart reads "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper, Inc. See the following two pages for historical performance information.]

On the flip side, many of our biggest disappointments were telecommunications holdings. As we mentioned earlier, this sector stumbled because investors were worried about telecom companies' ability to raise money to continue the build-out of their networks. Within that group, the bond prices of Adelphia Communications, Viatel, NEXTLINK Communications and Level 3 Communications all were down substantially during the period.

Changes in foreign holdings

Our increase in foreign securities basically was a function of our purchases of Canadian and Venezuelan government bonds. Canadian bonds, which were the best performers among foreign bond markets, offered interest rates competitive with those of U.S. Treasuries, and afforded us the opportunity to increase our holdings in a high-quality market characterized by low and stable inflation. We also liked it because we believe it positions us to benefit from an expected appreciation of Canada's dollar relative to the U.S. dollar. Our Venezuelan holdings, which we view as a short-term play, were boosted by the country's improving creditworthiness as oil prices rose.

Outlook

We expect to maintain our defensive stance for the foreseeable future. Although high-yield bonds offer some very attractive values, with many bonds carrying yields of nearly nine percentage points more than U.S. Treasury bonds, we don't believe investors will rush back into the market soon. We believe they'll take a wait-and-see attitude about how much the economy will eventually slow and how willing and how quickly the Federal Reserve will cut interest rates. But since no one can pinpoint the exact timing of the next high-yield bond market rally, we'll continue to hold on to some high-yield bonds that we think have good fundamental prospects and can perform better once market sentiment turns more favorable.

In our view, rate cuts may be farther off than bond investors apparently expect. Energy prices remain high and Federal Reserve Chairman Alan Greenspan is very inflation-conscious. We wouldn't be surprised if the Fed waited until the very last minute to cut rates. That said, we think it's only a matter of when, not if, the Fed reduces rates in response to a slowing economy.

"...we think
 it's only a
 matter of
 when, not if,
 the Fed
 reduces
 rates..."

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C shares performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

CLASS A
For the period ended November 30, 2000
                                            SIX      ONE       FIVE        TEN
                                         MONTHS     YEAR      YEARS      YEARS
                                         ------     -----    ------    -------
Cumulative Total Returns                 (4.96%)   (4.71%)   31.80%    149.02%
Average Annual Total Returns                 --    (4.71%)    5.68%      9.55%

CLASS B
For the period ended November 30, 2000
                                                                         SINCE
                                            SIX      ONE       FIVE  INCEPTION
                                         MONTHS     YEAR      YEARS  (10/4/93)
                                          -----    -----      -----  ---------
Cumulative Total Returns                 (5.58%)  (5.52%)    31.37%     54.34%
Average Annual Total Returns                 --   (5.52%)     5.61%      6.25%

CLASS C
For the period ended November 30, 2000
                                                                         SINCE
                                                    SIX       ONE    INCEPTION
                                                 MONTHS      YEAR     (5/1/98)
                                                 ------     -----    ---------
Cumulative Total Returns                         (2.74%)   (2.80%)       1.05%
Average Annual Total Returns                         --    (2.80%)       0.40%

YIELDS
As of November 30, 2000
                                                                    SEC 30-DAY
                                                                         YIELD
                                                                    ----------
John Hancock Strategic Income Fund: Class A                              8.11%
John Hancock Strategic Income Fund: Class B                              7.78%
John Hancock Strategic Income Fund: Class C                              7.69%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/ Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on November 30, 1990, before sales charge, and is equal to $26,128 as of November 30, 2000. The second line represents the value of the same hypothetical investment made in the John Strategic Income Fund, after sales charge, and is equal to $24,953 as of November 30, 2000. The third line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $21,500 as of November 30, 2000.

Line chart with the heading John Hancock Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on October 4, 1993, before sales charge, and is equal to $15,435 as of November 30, 2000. The second line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $15,225 as of November 30, 2000.

Line chart with the heading John Hancock Strategic Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $11,517 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 1, 1998, before sales charge, and is equal to $10,207 as of November 30, 2000. The third line represents the value of the same hypothetical investment made in the John Strategic Income Fund, after sales charge, and is equal to $10,105 as of November 30, 2000.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Strategic Income Fund


Statement of Assets and Liabilities
November 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $1,033,751,452)                     $931,418,294
Common and preferred stocks and
warrants (cost - $51,383,371)                       38,132,607
Joint repurchase agreement (cost -
$73,565,000)                                        73,565,000
Corporate savings account                                  909
                                             -----------------
                                                 1,043,116,810
Receivable for investments sold                      9,638,277
Receivable for shares sold                             818,951
Receivable for foreign currency
exchange contracts purchased - Note A                  205,251
Receivable for foreign currency
exchange contracts sold - Note A                       529,914
Dividends receivable                                    19,698
Interest receivable                                 25,009,304
Other assets                                            83,570
                                             -----------------
Total Assets                                     1,079,421,775
                                             -----------------
Liabilities:
Payable for shares repurchased                       1,351,103
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                625,518
Accounts payable and accrued expenses                  249,454
                                             -----------------
Total Liabilities                                    2,226,075
                                             -----------------
Net Assets:
Capital paid-in                                  1,236,357,451
Accumulated net realized loss
on investments, options
and foreign currency transactions                  (53,515,162)
Net unrealized depreciation of
investments and foreign currency
transactions                                      (114,924,300)
Undistributed net investment income                  9,277,711
                                             -----------------
Net Assets                                      $1,077,195,700
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
- unlimited number of shares
authorized with no par value)
Class A - $498,639,120/74,987,011                        $6.65
==============================================================
Class B - $532,922,904/80,142,720                        $6.65
==============================================================
Class C - $45,633,677/6,862,544                          $6.65
==============================================================
Maximum Offering Price Per Share
Class A* - ($6.65/95.5%)                                 $6.96
==============================================================
Class C - ($6.65/99%)                                    $6.72
==============================================================
* On single retail sales of less than $100,000. On sales of
  $100,000 or more and on group sales the offering price is
  reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
Six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $6,437)                       $49,825,904
Dividends (net of foreign withholding
taxes of $2,135)                                     2,530,511
                                             -----------------
                                                    52,356,415
                                             -----------------
Expenses:
Investment management fee - Note B                   2,103,831
Distribution and service fee - Note B
Class A                                                774,340
Class B                                              2,804,402
Class C                                                206,680
Transfer agent fee - Note B                            970,335
Custodian fee                                          166,829
Accounting and legal services fee -
Note B                                                 107,979
Registration and filing fees                            60,890
Printing                                                32,688
Trustees' fees                                          41,440
Miscellaneous                                           31,199
Auditing fee                                            26,635
Legal fees                                               2,518
                                             -----------------
Total Expenses                                       7,329,766
                                             -----------------
Net Investment Income                               45,026,649
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments, Options and Foreign
Currency Transactions:
Net realized loss on investments sold
and options                                        (31,643,190)
Net realized gain on foreign currency
transactions                                         7,801,205
Change in net unrealized appreciation
(depreciation) of investments                      (24,583,305)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                        (3,037,209)
                                             -----------------
Net Realized and Unrealized Loss on
Investments, Options and Foreign
Currency Transactions                              (51,462,499)
                                             -----------------
Net Decrease in Net Assets Resulting
from Operations                                    ($6,435,850)
                                             =================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Changes in Net Assets
---------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                              YEAR ENDED        NOVEMBER 30, 2000
                                             MAY 31, 2000           UNAUDITED)
                                            --------------      -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $90,380,357           $45,026,649
Net realized loss on investments
sold, options and foreign
currency transactions                          (9,739,102)          (23,841,985)
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                                  (68,566,224)          (27,620,514)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               12,075,031            (6,435,850)
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.5859 and $0.2923
per share, respectively)                      (43,241,094)          (21,763,927)
Class B - ($0.5352 and $0.2680
per share, respectively)                      (44,903,890)          (21,671,255)
Class C - ($0.5349 and $0.2678
per share, respectively)                       (2,235,373)           (1,591,467)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (90,380,357)          (45,026,649)
                                        -----------------     -----------------
From Fund Share Transactions -
Net:*                                           6,587,375            17,540,004
                                        -----------------     -----------------
Net Assets:
Beginning of period                         1,182,836,146         1,111,118,195
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $9,277,711 and
$9,277,711, respectively)                  $1,111,118,195        $1,077,195,700
                                        =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                              SIX MONTHS ENDED
                                                      YEAR ENDED                              NOVEMBER 30, 2000
                                                     MAY 31, 2000                                 (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                    19,648,522          $142,378,022            10,812,560           $75,058,133
Shares issued in reorganization -
Note D                                          5,170,719            37,103,528                    --                    --
Shares reinvested                               3,757,548            27,084,489             1,957,408            13,500,704
                                        -----------------     -----------------     -----------------     -----------------
                                               28,576,789           206,566,039            12,769,968            88,558,837
Less shares repurchased                       (27,826,090)         (201,399,222)          (11,057,022)          (76,619,917)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      750,699            $5,166,817             1,712,946           $11,938,920
                                        =================     =================     =================     =================
CLASS B
Shares sold                                    18,346,486          $133,160,407             7,586,061           $52,650,087
Shares issued in reorganization -
Note D                                          1,722,175            12,357,813                    --                    --
Shares reinvested                               3,113,651            22,438,715             1,489,172            10,267,958
                                        -----------------     -----------------     -----------------     -----------------
                                               23,182,312           167,956,935             9,075,233            62,918,045
Less shares repurchased                       (25,213,992)         (182,368,221)           (9,946,887)          (68,876,272)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (2,031,680)         ($14,411,286)             (871,654)          ($5,958,227)
                                        =================     =================     =================     =================
CLASS C
Shares sold                                     3,347,148           $24,236,648             2,413,903           $16,735,458
Shares issued in reorganization -
Note D                                              8,131                58,348                    --                    --
Shares reinvested                                 174,327             1,253,328               126,291               868,834
                                        -----------------     -----------------     -----------------     -----------------
                                                3,529,606            25,548,324             2,540,194            17,604,292
Less shares repurchased                        (1,345,356)           (9,716,480)             (869,488)           (6,044,981)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,184,250           $15,831,844             1,670,706           $11,559,311
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED MAY 31,                     SIX MONTHS ENDED
                                       --------------------------------------------------------   NOVEMBER 30, 2000
                                           1996        1997        1998        1999        2000         (UNAUDITED)
                                       --------    --------    --------    --------    --------   -----------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $7.15       $7.27       $7.54       $7.84       $7.46               $6.97
                                       --------    --------    --------    --------    --------            --------
Net Investment Income(1)                   0.66        0.64        0.64        0.59        0.59                0.29
Net Realized and Unrealized
Gain (Loss) on Investments,
Options and Foreign
Currency Transactions                      0.12        0.27        0.34       (0.38)      (0.49)              (0.32)
                                       --------    --------    --------    --------    --------            --------
Total from Investment
Operations                                 0.78        0.91        0.98        0.21        0.10               (0.03)
                                       --------    --------    --------    --------    --------            --------
Less Distributions:
Dividends from Net
Investment Income                         (0.66)      (0.64)      (0.64)      (0.59)      (0.59)              (0.29)
Distributions from Net
Realized Gain on
Investments Sold                             --          --       (0.04)         --          --                  --
                                       --------    --------    --------    --------    --------            --------
Total Distributions                       (0.66)      (0.64)      (0.68)      (0.59)      (0.59)              (0.29)
                                       --------    --------    --------    --------    --------            --------
Net Asset Value, End of
Period                                    $7.27       $7.54       $7.84       $7.46       $6.97               $6.65
                                       ========    ========    ========    ========    ========            ========
Total Investment Return(2)               11.37%      12.99%      13.43%       2.77%       1.37%              (0.46%)(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $369,127    $416,916    $489,375    $540,956    $510,509            $498,639
Ratio of Expenses to Average
Net Assets                                1.03%       1.00%       0.92%       0.89%       0.91%               0.94%(4)
Ratio of Net Investment
Income to Average Net
Assets                                    9.13%       8.61%       8.20%       7.71%       8.09%               8.46%(4)
Portfolio Turnover Rate                     78%        132%        112%         55%(5)      36%(5)              17%


Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED MAY 31,                     SIX MONTHS ENDED
                                       --------------------------------------------------------   NOVEMBER 30, 2000
                                           1996        1997        1998        1999        2000         (UNAUDITED)
                                       --------    --------    --------    --------    --------   -----------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $7.15       $7.27       $7.54       $7.84       $7.46               $6.97
                                       --------    --------    --------    --------    --------            --------
Net Investment Income(1)                   0.61        0.59        0.59        0.53        0.54                0.27
Net Realized and Unrealized
Gain (Loss) on Investments,
Options and Foreign
Currency Transactions                      0.12        0.27        0.34       (0.38)      (0.49)              (0.32)
                                       --------    --------    --------    --------    --------            --------
Total from Investment
Operations                                 0.73        0.86        0.93        0.15        0.05               (0.05)
                                       --------    --------    --------    --------    --------            --------
Less Distributions:
Dividends from Net
Investment Income                         (0.61)      (0.59)      (0.59)      (0.53)      (0.54)              (0.27)
Distributions from Net
Realized Gain on
Investments Sold                             --          --       (0.04)         --          --                  --
                                       --------    --------    --------    --------    --------            --------
Total Distributions                       (0.61)      (0.59)      (0.63)      (0.53)      (0.54)              (0.27)
                                       --------    --------    --------    --------    --------            --------
Net Asset Value, End of
Period                                    $7.27       $7.54       $7.84       $7.46       $6.97               $6.65
                                       ========    ========    ========    ========    ========            ========
Total Investment Return(2)               10.61%      12.21%      12.64%       2.06%       0.65%              (0.81%)(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $206,751    $328,487    $473,428    $619,446    $564,437            $532,923
Ratio of Expenses to Average
Net Assets                                1.73%       1.70%       1.62%       1.59%       1.61%               1.64%(4)
Ratio of Net Investment
Income to Average Net
Assets                                    8.42%       7.90%       7.50%       7.01%       7.39%               7.75%(4)
Portfolio Turnover Rate                     78%        132%        112%         55%(5)      36%(5)              17%



Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                     PERIOD ENDED           YEAR ENDED MAY 31,             SIX MONTHS ENDED
                                                          MAY 31,    ---------------------------------    NOVEMBER 30, 2000
                                                          1998(6)        1999                 2000              (UNAUDITED)
                                                     ------------    -------------       -------------    -----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                   $7.87            $7.84               $7.46                $6.97
                                                         --------         --------            --------             --------
Net Investment Income(1)                                     0.05             0.53                0.53                 0.27
Net Realized and Unrealized
Loss on Investments,
Options and Foreign
Currency Transactions                                       (0.03)(7)        (0.38)              (0.49)               (0.32)
                                                         --------         --------            --------             --------
Total from Investment
Operations                                                   0.02             0.15                0.04                (0.05)
                                                         --------         --------            --------             --------
Less Distributions:
Dividends from
Net Investment Income                                       (0.05)           (0.53)              (0.53)               (0.27)
                                                         --------         --------            --------             --------
Net Asset Value, End of
Period                                                      $7.84            $7.46               $6.97                $6.65
                                                         ========         ========            ========             ========
Total Investment Return(2)                                  0.23%(3)         2.04%               0.65%               (0.81%)(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                               $601          $22,434             $36,172              $45,634
Ratio of Expenses to Average
Net Assets                                                  1.62%(7)         1.59%               1.61%                1.64%(4)
Ratio of Net Investment
Income to Average Net
Assets                                                      7.34%(7)         7.01%               7.39%                7.72%(4)
Portfolio Turnover Rate                                      112%              55%(5)              36%(5)               17%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover rate excludes merger activity.
(6) Class C shares began operations on May 1, 1998.
(7) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended May
    31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of each class of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
November 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on November 30, 2000. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                                     PAR VALUE
                                                     INTEREST         CREDIT           (000s               MARKET
ISSUER, DESCRIPTION                                    RATE           RATING*         OMITTED)              VALUE
-------------------                                  --------         ------         ----------            ------
BONDS
Advertising (0.18%)
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France) 07-15-09 (E)                     10.500%         B-                 $1,900        $1,905,211
                                                                                                    -------------

Aerospace (0.15%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (R)            10.910          BBB                 1,500         1,577,766
                                                                                                    -------------

Banks - Foreign (0.14%)
Banco de Galicia y Buenos Aires S.A. de C.V.,
Unsub Deb (Argentina) 12-15-00 (R) (Y)                10.000          BB                  1,500         1,500,000
                                                                                                    -------------

Banks - United States (0.22%)
CSBI Capital Trust I,
Sec Co Gtd Bond Ser A 06-06-27                        11.750          B-                  2,340         2,340,000
                                                                                                    -------------

Beverages (0.46%)
Canandaigua Brands, Inc.,
Sr Sub Note 03-01-09                                   8.500          B+                  5,100         4,947,000
                                                                                                    -------------

Building (0.09%)
Standard Pacific Corp.,
Sr Note 04-01-09                                       8.500          BB                  1,100         1,014,750
                                                                                                    -------------

Chemicals (0.16%)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                  10.125          B+                  1,800         1,683,000
                                                                                                    -------------

Consumer Products (0.0%)
Hedstrom Corp.,
Sr Sub Note 06-01-07 (B)                              10.000          D                   4,000            40,000
                                                                                                    -------------

Containers (0.44%)
Berry Plastics Corp.,
Sr Sub Note 04-15-04                                  12.250          B-                  4,100         3,485,000
Consolidated Containers Co. LLC/Cons.
Container Capital, Inc., Sr Sub Note 07-15-09         10.125          B                   1,300         1,319,500
                                                                                                    -------------
                                                                                                        4,804,500
                                                                                                    -------------

Electronics (0.23%)
Communications Instruments, Inc.,
Sr Sub Note Ser B 09-15-04                            10.000          B-                  2,900         2,494,000
                                                                                                    -------------

Energy (0.07%)
AEI Resources, Inc./AEI Resources Holdings, Inc.,
Note 12-15-05 (R)                                     10.500          CCC-                5,100           714,000
                                                                                                    -------------

Finance (0.69%)
CEI Citicorp Holdings S.A.,
Bond (Argentina) 02-14-07 (Y)                          9.750          BB-                 3,000         2,820,000
Maxxam Group Holdings, Inc.,
Sr Note Ser B 08-01-03                                12.000          CCC+                3,000         2,767,500
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg) 12-01-09 (E) (R)             11.250          B+                  2,400         1,799,705
                                                                                                    -------------
                                                                                                        7,387,205
                                                                                                    -------------

Government - Foreign (12.33%)
Brazil, Federative Republic of,
Variable Rate Bond Ser A (Brazil) 01-01-01 (Y)         7.875***      BB-                    615           307,500
Canada, Government of,
Government Bond (Canada) 09-01-02#                     5.500         AAA                 16,500        10,733,657
Government Bond (Canada) 12-01-05#                     8.750         AAA                 15,000        11,108,975
Government Bond (Canada) 12-01-06#                     7.000         AAA                 13,000        31,443,981
Government Bond (Canada) 06-01-09#                     5.500         AAA                 49,000        31,888,483
Government Bond (Canada) 06-01-10#                     5.500         AA+                 15,000         9,774,490
Costa Rica, Republic of, Note (Costa Rica)
05-01-03 (R) (Y)                                       8.000         BB                     700           684,250
Panama, Republic of, Note (Panama) 02-13-02 (Y)        7.875         BB+                    375           368,437
Venezuela, Republic of,
Floating Rate Bond Ser DL (Venezuela) 12-18-07
(Y)                                                    6.813         B                   18,214        15,163,272
Russia, Federation of,
Sr Unsub Note (Russia) 06-10-03 (Y)                   11.750         B-                  11,250        10,364,062
Unsub Note (Russia) 07-24-18 (Y)                      11.000         B-                   6,875         4,778,125
Unsub Note (Russia) 06-24-28 (Y)                      12.750         B-                   7,650         6,215,625
                                                                                                    -------------
                                                                                                      132,830,857
                                                                                                    -------------

Government - U.S. (40.37%)
United States Treasury,
Bond 08-15-01                                         13.375         AAA                 41,000        42,979,480
Bond 08-15-05                                          6.500         AAA                 19,300        20,087,054
Bond 08-15-05                                         10.750         AAA                 33,000        39,991,710
Bond 02-15-16                                          9.250         AAA                 35,600        48,276,804
Bond 08-15-19                                          8.125         AAA                 70,500        89,513,145
Bond 08-15-23                                          6.250         AAA                 40,215        42,703,102
Bond 02-15-27                                          6.625         AAA                 39,450        44,153,229
Bond 11-15-28                                          5.250         AAA                 14,000        13,118,420
Note 08-31-02                                          6.250         AAA                 40,800        41,150,472
Note 08-15-04                                          7.250         AAA                 17,100        18,064,611
Note 05-15-05                                          6.500         AAA                 10,000        10,400,000
Note 08-15-07                                          6.125         AAA                 23,600        24,422,224
                                                                                                    -------------
                                                                                                      434,860,251
                                                                                                    -------------

Government - U.S. Agencies (1.35%)
Federal Home Loan Mortgage Corp.,
REMIC 44-E 11-15-19                                    9.000         AAA                    171           124,639
Federal National Mortgage Assn.,
Global Bond (British Pound Sterling) 06-07-02#         6.875         AAA                  5,000         7,229,388
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 05-15-26                           7.500         AAA                  7,735         7,196,914
                                                                                                    -------------
                                                                                                       14,550,941
                                                                                                    -------------

Leisure (2.15%)
Coast Hotels and Casinos, Inc.,
Sr Sub Deb 04-01-09                                    9.500         B-                   2,500         2,425,000
Eldorado Resorts LLC,
Sr Sub Note 08-15-06                                  10.500         B                    3,000         2,940,000
HMH Properties, Inc.,
Sr Note Ser B 08-01-08                                 7.875         BB                   7,900         7,268,000
Jupiters Ltd.,
Sr Note (Australia) 03-01-06 (Y)                       8.500         BB+                  4,100         3,956,500
Production Resource Group LLC,
Sr Sub Note 01-15-08                                  11.500         CCC-                 3,100           651,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 12-15-07 (Y)                     8.625         B+                   2,000         1,790,000
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                   9.500         B+                   4,220         4,107,675
                                                                                                    -------------
                                                                                                       23,138,175
                                                                                                    -------------

Machinery (0.41%)
Columbus McKinnon Corp.,
Sr Sub Note 04-01-08                                   8.500         B                    5,100         4,386,000
                                                                                                    -------------

Media (4.71%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250         B+                   3,500         3,255,000
American Media Operations, Inc.,
Sr Sub Note 05-01-09                                  10.250         B-                   1,100         1,056,000
AMFM Operating, Inc.,
Sr Sub Deb 10-31-06                                   12.625         B-                     575           639,354
CBS Radio, Inc.,
Sub Deb 01-15-09                                      11.375         BBB                  4,738         5,163,984
Comcast UK Cable,
Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
(United Kingdom) 11-15-07 (A) (Y)                       Zero         B-                   4,000         3,360,000
CSC Holdings Inc.,
Sr Sub Deb 02-15-13                                    9.875         BB-                  4,000         4,060,000
Diamond Holdings Plc,
Bond (United Kingdom) 02-01-08#                       10.000         B-                   3,050         3,978,214
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon (12.625%,
03-01-03) 03-01-08 (A)                                  Zero         B-                   6,000         2,220,000
EchoStar DBS Corp.,
Sr Note 02-01-09                                       9.375         B                    3,000         2,700,000
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625         B+                   4,100         3,608,000
Sr Sub Note Ser B 10-01-09                             8.750         B+                   3,500         3,150,000
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                12.500         CCC+                 3,000         3,150,000
Radio One, Inc.,
Sr Sub Note Ser B 05-15-04                            12.000         B-                   2,000         2,040,000
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon (12.875%, 07-01-03)
(United Kingdom) 07-01-08 (A) #                         Zero         B-                   3,750         4,223,044
Sr Note (United Kingdom) 07-01-08 (Y)                 10.500         B-                   1,000         1,032,500
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                   10.000         BB+                  3,000         3,131,250
Sr Sec Deb (Canada) 01-15-14#                          9.650         BB+                  2,000         1,349,149
STC Broadcasting, Inc.,
Sr Sub Note 03-15-07                                  11.000         B-                   2,785         2,673,600
                                                                                                    -------------
                                                                                                       50,790,095
                                                                                                    -------------

Metal (0.91%)
Centaur Mining & Exploration Ltd.,
Sr Note (Australia) 12-01-07 (Y)                      11.000         B-                   2,500           700,000
Euramax International Plc,
Sr Sub Note (United Kingdom) 10-01-06 (Y)             11.250         B                    4,000         3,260,000
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08 (Y)                       8.875         BB                   5,100         1,701,000
Haynes International, Inc.,
Sr Note 09-01-04                                      11.625         B-                   2,000         1,410,000
PT Alatief Freeport Finance Co. B.V.,
Sr Note (Netherlands) 04-15-01                         9.750         CCC                  1,030         2,787,600
                                                                                                    -------------
                                                                                                        9,858,600
                                                                                                    -------------

Oil & Gas (2.63%)
Chesapeake Energy
Sr Note 05-01-05                                       9.625         B                    4,700         4,700,000
Cliffs Drilling Co.,
Sr Sec Note Ser B 05-15-03                            10.250         BB-                  2,250         2,300,625
Comstock Resources, Inc.,
Sr Note 05-01-07                                      11.250         B                    3,050         3,172,000
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                            11.125         CCC                  1,300         1,371,500
Key Energy Services, Inc.,
Sr Sub Note Ser B 01-15-09                            14.000         B-                   5,000         5,625,000
Parker Drilling Co.,
Sr Note 11-15-06                                       9.750         B+                   1,000           982,500
R&B Falcon Corp.,
Sr Note 12-15-08                                       9.500         B+                   3,750         3,975,000
RBF Finance Co.,
Sr Sec Note 03-15-09                                  11.375         BB-                  3,550         4,100,250
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A)                                            Zero         B                    2,650         2,146,500
                                                                                                    -------------
                                                                                                       28,373,375
                                                                                                    -------------

Paper & Paper Products (1.14%)
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                            12.625         BB-                  2,700         2,724,300
Kappa Beheer BV,
Sr Sub Note (Netherlands) 07-15-09 (E) (R)            10.625         B                    5,850         5,151,917
Packaging Corp. of America,
Sr Sub Note 04-01-09                                   9.625         B+                   2,200         2,266,000
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental Int Cert)
04-01-02                                              12.250         B-                   5,000         2,097,230
                                                                                                    -------------
                                                                                                       12,239,447
                                                                                                    -------------

Printing - Commercial (0.27%)
American Color Graphics, Inc.,
Sr Sub Note 08-01-05                                  12.750         B-                   3,000         2,910,000
                                                                                                    -------------

Retail (0.13%)
United Stationers Supply Co.,
Sr Sub Note 04-15-08                                   8.375         B                    1,500         1,387,500
                                                                                                    -------------

Steel (0.20%)
Sheffield Steel Corp.,
1st Mtg Note Ser B 12-01-05                           11.500         B-                   3,875         2,131,250
                                                                                                    -------------

Telecommunications (13.78%)
Allegiance Telecom, Inc.,
Sr Disc Note, Ser B, Step Coupon (11.75%,
02-15-03) 02-15-08 (A)                                  Zero         B                    3,500         1,960,000
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                12.250         B-                   3,000         2,010,000
Clearnet Communications Inc.,
Sr Disc Note, Step Coupon (10.40%, 05-15-03)
(Canada) 05-15-08 (A)#                                  Zero         B3                   6,500         3,558,626
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                               Zero         B3                   3,550         2,840,000
COLT Telecom Group Plc, (United Kingdom),
Sr Note (Deutsche Mark) 11-30-07#                      8.875         B                   10,000         4,213,008
Sr Note (Deutsche Mark) 07-31-08#                      7.625         B                    5,490         2,129,375
Comunicacion Celular S.A.,
Sr Def Bond (Colombia) 03-01-05 (R) (Y)               14.125         B                    5,000         2,850,000
Crown Castle International Corp., Sr Disc Note,
Step Coupon (10.625%, 11-15-02) 11-15-07 (A)            Zero         B                    5,000         3,850,000
Energis Plc,
Sr Note (United Kingdom) 06-15-09 (R) #                9.500         B+                   2,670         3,425,476
Esprit Telecom Group Plc,
Sr Note (United Kingdom) 12-15-07 (Y)                 11.500         B-                   1,550           124,000
Sr Note (Deutsche Mark) 06-15-08#                     11.000         BB-                  4,050            19,995
Exodus Comm., Inc.,
Sr Note (United States) 12-15-09 (E)                  10.750         B-                   3,800         2,617,594
GST Equipment Funding, Inc.,
Sr Sec Note 05-01-07                                  13.250         D                    5,000         2,850,000
GT Group Telecom, Inc.,
Sr Disc Note, Step Coupon (13.25%, 02-01-05)
(Canada) 02-01-10 (A)                                   Zero         B-                   4,500         1,890,000
Intercel, Inc.,
Unit (Sr Discount Note & Warrant), Step Coupon
(12.00%, 02-01-01) 02-01-06 (A)                         Zero         B                    4,100         4,100,000
Intermedia Communications, Inc.,
Sr Disc Note, Step Coupon (12.50%, 05-15-01)
05-15-06 (A)                                            Zero         B                    6,000         5,280,000
Ionica Plc,
Sr Disc Note, Step Coupon (15.00%, 05-01-02)
(United Kingdom) 05-01-07 (A) (Y)                       Zero         Ca                   6,000           105,000
Jazztel Plc,
Sr Note (United Kingdom) 12-15-09 (E)                 13.250         CCC+                 4,300         2,399,606
Level 3 Communications, Inc.,
Conv Sub Note 03-15-10                                 6.000         CCC+                   950           437,000
Sr Note (United States) 03-15-08 (E)                  10.750         B                    2,600         1,790,985
Sr Note 05-01-08                                       9.125         B                    4,200         2,793,000
McCaw International Ltd.,
Sr Disc Note, Step Coupon (13.00%, 04-15-02)
04-15-07 (A)                                            Zero         B-                   7,000         4,830,000
McLeodUSA, Inc.,
Sr Note 07-15-07                                       9.250         B+                   4,350         3,654,000
Sr Note 11-01-08                                       9.500         B+                   1,000           840,000
Metrocall, Inc.,
Sr Sub Note 09-15-08                                  11.000         CCC+                 5,000         2,150,000
Metromedia Fiber Network, Inc.,
Sr Note 11-15-08                                      10.000         B+                     900           684,000
Sr Note (United States) 12-15-09 (E)                  10.000         B+                   1,900         1,292,230
MetroNet Communications Corp.,
Sr Discount Note, Step Coupon (10.75%, 11-01-02)
(Canada) 11-01-07 (A) (Y)                               Zero         BBB                  4,400         3,988,028
Sr Note (Canada) 08-15-07 (Y)                         12.000         BBB                  4,000         4,400,000
Microcell Telecommunications, Inc.,
Sr Disc Note Ser B, Step Coupon (11.125%,
10-15-02) (Canada) 10-15-07#                            Zero         B-                   2,500         1,193,541
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.95%, 02-15-03)
02-15-08 (A)                                            Zero         B                    8,875         5,901,875
Nextel International, Inc.,
Sr Note 08-01-10 (R)                                  12.750         B-                   4,600         4,002,000
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%, 02-01-04)
02-01-09 (A)                                            Zero         CCC+                 1,790         1,109,800
Sr Note 03-15-10                                      11.000         CCC+                 1,300         1,170,000
NEXTLINK Communications, Inc.,
Sr Disc Note, Step Coupon (12.125%, 12-01-04)
12-01-09                                                Zero         B                    2,900           920,750
Sr Disc Note, Step Coupon (9.45%, 04-15-03)
04-15-08                                                Zero         B                    4,000         1,600,000
Sr Note 11-15-08                                      10.750         B                    4,500         1,950,000
NorthEast Optic Network, Inc.,
Sr Note 08-15-08                                      12.750         B-                   2,250         1,867,500
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500         B-                   6,300         5,418,000
Sr Note, Ser B, Step Coupon (12.375%, 10-01-03)
10-01-08 (A)                                            Zero         B-                   8,500         4,335,000
Nuevo Grupo Iusacell S.A.,
Sr Note (Mexico) 12-01-06 (Y)                         14.250         B+                   1,400         1,372,000
Occidente Y Caribe Celular S.A.,
Sr Disc Note Ser B, Step Coupon (14.00%,
03-15-01) (Colombia) 03-15-04 (A) (Y)                   Zero         B                    4,000         2,600,000
ONO Finance Plc,
Sr Note (United Kingdom) 07-15-10 (E)                 14.000         CCC+                 2,800         1,538,120
Sr Sub Note (United Kingdom) 05-01-09 (E)             13.000         CCC+                 4,450         2,522,115
Orion Network Systems,
Sr Note 01-15-07                                      11.250         B+                   5,000         2,000,000
Primus Telecommunications Group, Inc.,
Sr Note 10-15-09                                      12.750         B-                   5,500         2,475,000
Qwest Communications International, Inc.,
Sr Note Ser B 04-01-07                                10.875         BB+                  2,867         2,949,840
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%, 04-15-04)
04-15-09 (A)                                            Zero         B-                   1,600           816,000
Tele 1 Europe B.V.,
Sr Note (Netherlands) 12-01-09 (E) (R)                11.875         B-                   3,800         1,391,632
Telecomunicaciones de Puerto Rico,
Sr Note 05-15-02                                       6.150         BBB                  1,000           971,020
Telecorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
04-15-09 (A)                                            Zero         B3                   4,710         2,873,100
Telewest Communication Plc,
Sr Disc Note, Step Coupon (9.25%, 04-15-04)
(United Kingdom) 04-15-09 (A) (Y)                       Zero         B+                   3,400         3,141,802
Sr Note (United Kingdom) 02-01-10 (R) #                9.875         B+                   2,900         2,084,081
Time Warner Telecom LLC,
Sr Note 07-15-08                                       9.750         B                    1,250         1,062,500
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%, 05-15-04)
05-15-09 (A)                                            Zero         B3                   2,600         1,638,000
United Pan-Europe Communicatons N.V.,
Sr Disc Note, Step Coupon (13.375%, 11-01-04)
(Netherlands) 11-01-09 (A) (E)                          Zero         B-                   5,900         1,903,467
Sr Note (Netherlands) 11-01-07 (E)                    10.875         B-                   3,900         2,040,363
Sr Note (Netherlands) 11-01-09 (E)                    11.250         B-                   3,400         1,778,778
Versatel Telecom International N.V.,
Sr Note (Netherlands) 05-15-08 (Y)                    13.250         B-                   2,400         1,500,000
Sr Note Ser EU (Netherlands) 07-15-09 (E)             11.875         B-                   2,900         1,504,550
Viatel, Inc.,
Sr Note Ser B (United States) 03-15-09 (E)            11.500         B-                   2,000           837,072
Sr Note 04-15-08                                      11.250         B-                   5,250         1,627,500
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                      11.500         B-                   2,100         2,304,750
World Access, Inc.,
Sr Note 01-15-08                                      13.250         B-                   4,350         2,914,500
                                                                                                    -------------
                                                                                                      148,396,579
                                                                                                    -------------

Transportation (0.61%)
CHC Helicopter Corp.,
Sr Sub Note (Canada) 07-15-07 (E)                     11.750         B2                   3,300         2,877,435
Fine Air Services, Corp.,
Sr Note 06-01-08 (B)                                   9.875         CC                   3,900           204,628
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                              13.375         B-                   3,300         2,805,000
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note (Greece) 12-31-07 (R)                     10.500         CC                   1,172           671,975
                                                                                                    -------------
                                                                                                        6,559,038
                                                                                                    -------------

Utilities (2.65%)
Calpine Corp.,
Sr Note 04-01-08                                       7.875         BB+                  2,000         1,870,000
Sr Note 04-15-09                                       7.750         BB+                  2,400         2,287,226
CMS Energy Corp.,
Sr Note 10-15-07                                       9.875         BB                   2,700         2,683,206
Connecticut Light & Power Co.,
Sec Note 06-05-03 (R)                                  8.590         BBB-                 2,300         2,301,610
Midland Funding Corp. I,
Deb 07-23-02                                          10.330         BBB-                 4,726         3,985,984
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750         BB                   4,250         4,628,632
Deb Ser B 07-23-06                                    13.250         BB                   5,600         6,240,584
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                  9.625         BB+                  2,900         2,668,000
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770         BBB                  1,910         1,933,512
                                                                                                    -------------
                                                                                                       28,598,754
                                                                                                    -------------
TOTAL BONDS (Cost $1,033,751,452)                                                       (86.47%)      931,418,294
                                                                                  -------------     -------------

                                                                                       NUMBER OF
                                                                                        SHARES          MARKET
ISSUER, DESCRIPTION                                                                   OR WARRANTS       VALUE
-------------------                                                                   -----------   -------------
COMMON AND PREFERRED STOCKS AND WARRANTS (3.54%)
Adelphia Business Solutions Inc., Ser B, 12.875%,
Preferred Stock                                                                           4,245        $1,400,850
Allegiance Telecom Inc., Warrant**                                                        3,500           245,000
Anthracite Capital, Inc., Common Stock                                                   57,748           422,282
Anthracite Capital, Inc., Ser B, 10.00%, Preferred Stock (r)                             45,000           742,500
COLT Telecom Plc, Warrant (United Kingdom) (R)**                                          5,000         3,825,000
Comunicacion Celular S.A., Warrant (Colombia)**                                           5,000                 5
Contour Energy Co., $2.625, Conv Preferred Stock                                         40,000           180,400
Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
9.50% Ser DTC, Preferred Stock (France)                                                 100,000         2,400,000
Decorative Home Accents, Inc., Common Stock**                                             1,000                 1
DIVA Systems Corp., Warrant (R)**                                                        18,000            36,000
EarthWatch, Inc., 12.00% Ser C, Conv Preferred Stock (R)                                 99,885           599,310
GT Group Telecom, Inc., Warrant (Canada) (R)**                                            4,500           315,000
ICG Holdings, Inc., 14.00%, Preferred Stock                                               3,246           103,872
Intermedia Communications, Inc., Common Stock**                                          30,000           410,625
International Wireless Communications Holdings, Inc., Common Stock                      145,034            79,769
Ionica Plc, Warrant (United Kingdom) (R) # **                                             8,500                85
Key Energy Services, Inc., Common Stock**                                                72,448           525,248
KLM Royal Dutch Airlines, N.V. ADR Common Stock (Netherlands)                            19,930           374,933
Loral Space & Communications Ltd., Warrant**                                              5,000            35,000
McCaw International Ltd., Warrant**                                                       7,000            21,000
MetroNet Communications Corp., Warrant (Canada) (R)**                                     2,250           213,750
Motient Corp., Warrant (R)**                                                              3,000            45,000
Nextel Communications, Inc. (Class A), Common Stock**                                    24,788           768,428
Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock                              2,255         1,961,850
Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock                               3,019         3,019,000
Northeast Utilities, Common Stock**                                                      75,000         1,617,188
Northwest Airlines Corp., Common Stock                                                  150,000         3,778,125
NTL Inc., 13.00%, Ser B, Preferred Stock                                                  6,057         5,269,590
Occidente y Caribe Celular S.A., Warrant (R)**                                           16,000           240,000
ONO Finance Plc, Warrant (United Kingdom) (R) (E)**                                       2,950           154,335
ONO Finance Plc, Warrant (United Kingdom) (R) (Y)**                                       1,500            90,000
Pacific & Atlantic Holdings, Inc., 7.50%, Ser A
Cum Conv Preferred Stock (Greece)**                                                      70,313           351,565
PG&E Corp., Common Stock                                                                 25,622           703,004
Powertel, Inc., Warrant**                                                                 2,880           172,800
PRIMEDIA Inc., 8.625%, Ser H, Preferred Stock                                            25,000         1,900,000
Qantas Airways Ltd., ADR (Australia) Common Stock                                        13,800           253,215
Renaissance Cosmetics, Warrant**                                                          4,000                 4
Rural Cellular Corp., 11.375% Ser B, Preferred Stock                                      1,284         1,001,520
SpinCycle, Inc., Warrant (R)                                                              3,625                36
TLC Beatrice International Holdings (Class A), Common Stock (r)**                        20,000           175,800
Versatel Telecom International NV, ADR (Netherlands) Common Stock**                      32,002           306,019
XO Communications Inc., 14% Preferred Stock                                             141,758         4,394,498
                                                                                                    -------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $51,383,371)                                                                       (3.54%)       38,132,607
                                                                                      ---------     -------------


                                                                                     PAR VALUE
                                                                   INTEREST            (000s               MARKET
ISSUER, DESCRIPTION                                                  RATE             OMITTED)             VALUE
-------------------                                                --------          ----------           -------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.83%)
Investment in a joint repurchase
agreement transaction with Barclay's,
Inc. - Dated 11-30-00, due 12-01-00
(Secured by U.S. Treasury Bonds,
5.250% thru 6.375%, due 08-15-23 thru
02-15-29, and U.S. Treasury Notes,
4.750% thru, 7.875%, due 02-15-03 thru
05-15-06) - Note A                                                   6.490%             $73,565       $73,565,000
                                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                                    909
                                                                                                    -------------
TOTAL SHORT-TERM INVESTMENTS                                                             (6.83%)       73,565,909
                                                                                      ---------     -------------
TOTAL INVESTMENTS                                                                       (96.84%)    1,043,116,810
                                                                                      ---------     -------------
OTHER ASSETS AND LIABILITIES, NET                                                        (3.16%)       34,078,890
                                                                                      ---------     -------------
TOTAL NET ASSETS                                                                       (100.00%)   $1,077,195,700
                                                                                      =========    ==============

  * Credit ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on November 30, 2000.

 # Par value of foreign bonds or warrants is expressed in local currency, as shown parathentically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $43,273,603 or 4.02% of the fund's net assets as of November 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:


                                                                                            MARKET
                                                                                          VALUE AS A
                                                                                          PERCENTAGE
                                                        ACQUISITION      ACQUISITION       OF FUND'S           VALUE AS OF
ISSUER, DESCRIPTION                                        DATE             COST          NET ASSETS        NOVEMBER 30, 2000
-------------------                                     -----------      -----------      -----------      ------------------
Anthracite Capital, Inc., Ser B 10.00% Preferred Stock   05-15-00          765,500           0.07%               742,500
TLC Beatrice International Holdings (Class A),
Common Stock (r)                                         11-25-87          166,000           0.02%               175,800

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
-----------------------------------------------------------------------
The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 2000 assigned to country categories.

                                         MARKET VALUE
                                        AS A PERCENTAGE
                                           OF FUND'S
COUNTRY DIVERSIFICATION                    NET ASSETS
-----------------------                 ---------------
Argentina                                    0.40%
Australia                                    0.61
Bahamas                                      0.17
Brazil                                       0.03
Canada                                      11.21
Colombia                                     0.51
Costa Rica                                   0.06
France                                       0.40
Greece                                       0.10
Luxembourg                                   0.17
Mexico                                       0.63
Netherlands                                  1.74
Panama                                       0.03
Russia                                       1.98
United Kingdom                               3.86
United States                               73.53
Venezuela                                    1.41
                                          -------
TOTAL INVESTMENTS                           96.84%
                                          =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                         MARKET VALUE
                                        AS A PERCENTAGE
                                           OF FUND'S
QUALITY DISTRIBUTION                       NET ASSETS
--------------------                    ---------------
AAA                                         49.63%
AA                                           0.91
BBB                                          3.26
BB                                           5.90
B                                           24.29
CCC                                          2.12
CC                                           0.09
D                                            0.27
                                          -------
TOTAL BONDS                                 86.47%
                                          =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Strategic Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All Portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended November 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At November 30, 2000, the Fund loaned securities having a market value of $337,000,000 collateralized by securities in the amount of $343,740,000.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at November 30, 2000:

                                                                  UNREALIZED
                        PRINCIPAL AMOUNT        EXPIRATION       APPRECIATION
CURRENCY               COVERED BY CONTRACT         DATE         (DEPRECIATION)
--------               -------------------      ----------      --------------
BUYS
Australian Dollar          21,419,000             FEB 01           $177,272
British Pound Sterling      6,989,569             DEC 05             42,138
British Pound Sterling        810,000             DEC 15            (14,159)
                                                                -----------
                                                                   $205,251
                                                                ===========
SELLS
Australian Dollar          21,419,000             FEB 01          ($135,077)
Euro Currency               1,598,507             DEC 05             (2,278)
British Pound Sterling      3,965,848             DEC 05            143,458
British Pound Sterling      8,159,875             DEC 07             10,467
British Pound Sterling     10,449,624             DEC 15           (171,478)
British Pound Sterling      8,104,931             JAN 01            380,878
British Pound Sterling     11,838,391             FEB 01            303,944
                                                                -----------
                                                                   $529,914
                                                                ===========

OPTIONS The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.

Written option transactions for the period ended November 30, 2000 were as follows:

                                  CONTRACTS
                                (000s OMITTED)             PREMIUM
                                --------------             -------
Outstanding,
beginning of period                   --                        --

Options written             76,250  Mexican Pesos          $73,995

Options expired            (76,250) Mexican Pesos          (73,995)

Outstanding, end of period            --                        --
                                ==============             -------


FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $35,560,535 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2001 -- $3,127,414, May 31, 2002 -- $2,774,082, May 31, 2003 -- $20,212,296, May 31, 2004 -- $267,008,
May 31, 2006 -- $1,008,800, May 31, 2007 -- $1,503,470, and May 31, 2008
-- $6,667,465. Availability of a certain amount of these loss carryforwards which were acquired on October 22, 1999 in a merger with John Hancock Short-Term Strategic Income Fund may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next
$250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended November 30, 2000, JH Funds received net up-front sales charges of $451,252 with regard to sales of Class A shares. Of this amount, $44,377 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $211,404 was paid as sales commissions to unrelated broker-dealers and $195,471 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2000, JH Funds received net up-front sales charges of $159,121 with regard to sales of Class C shares. Of this amount, $134,492 was paid as sales commissions to unrelated broker-dealers and $24,629 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended November 30, 2000, CDSCs received by JH Funds amounted to $881,918 for Class B shares and $9,270 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended November 30, 2000, aggregated $8,840,936,863 and $175,037,300 respectively.
Purchases and sales proceeds of obligations of the U.S. government during the period ended November 30, 2000, amounted to $8,676,148,000 and none, respectively. The cost of investments owned at November 30, 2000 (including short-term investments) for federal income tax purposes was $1,144,503,231. Gross unrealized appreciation and depreciation of investments aggregated $23,384,305 and $124,771,635, respectively, resulting in net unrealized depreciation of $101,387,330.

NOTE D --
REORGANIZATION

On October 13, 1999, the shareholders of John Hancock Short-Term
Strategic Income Fund ("Short-Term Strategic Income Fund") approved a plan of reorganization between Short-Term Strategic Income Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Short-Term Strategic Income Fund to the Fund in exchange solely for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax free exchange of 5,170,719 Class A shares, 1,722,175 Class B shares and 8,131 Class C shares of the Fund for the net assets of Short-Term Strategic Income Fund, which amounted to $37,103,528, $12,357,813 and $58,348 for Class A, Class B and Class C shares, respectively, including $1,324,120 of unrealized depreciation, after the close of business on October 22, 1999.

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31,2000.



NOTES

John Hancock Funds -- Strategic Income Fund



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John Hancock Funds, Inc.
MEMBER NASD
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Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

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This report is for the information of the shareholders of the John
Hancock Strategic Income Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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